AMCAP Fund, Inc.
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $0
------------------ --------------------------------
------------------ --------------------------------
Class B            $0
------------------ --------------------------------
------------------ --------------------------------
Class C            $0
------------------ --------------------------------
------------------ --------------------------------
Class F            $0
------------------ --------------------------------
------------------ --------------------------------
Total              $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $0
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $0
------------------ --------------------------------
------------------ --------------------------------
Total              $0
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.0000
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            696,722
------------------ ----------------------------------
------------------ ----------------------------------
Class B            52,041
------------------ ----------------------------------
------------------ ----------------------------------
Class C            63,085
------------------ ----------------------------------
------------------ ----------------------------------
Class F            69,827
------------------ ----------------------------------
------------------ ----------------------------------
Total              881,675
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        9,735
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        2,707
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        3,518
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        610
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        239
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          980
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          10,696
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          16,627
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          6,006
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          8,240
------------------ ----------------------------------
------------------ ----------------------------------
Total              59,358
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $16.71
----------------------- -------------------------
----------------------- -------------------------
Class B                 $16.24
----------------------- -------------------------
----------------------- -------------------------
Class C                 $16.16
----------------------- -------------------------
----------------------- -------------------------
Class F                 $16.62
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $16.67
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $16.34
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $16.35
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $16.55
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $16.66
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $16.43
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $16.41
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $16.55
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $16.65
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $16.77
----------------------- -------------------------